E.I.I. Realty Securities Fund
Supplement Dated May 6, 1999
to the Statement of Additional Information
Dated June 8, 1998


         The following paragraph is inserted immediately following the section entitled "Purchase and Redemption of Shares" on page 9:

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         The Fund has elected to be governed by Rule 18f-1 of the 1940 Act, under which a fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the fund or $250,000 during any 90 day period. Pursuant to the operating agreement between Charles Schwab & Co. Inc. ("Schwab") and the Fund, the Fund agrees that it will treat as a "shareholder" each shareholder that holds Fund shares through the Schwab omnibus account (the "Account"), provided that Schwab provides to the Fund, upon request, the name or account number, number of Fund shares and other relevant information for each such shareholder. The Fund acknowledges that treatment of Schwab as the sole shareholder of Fund shares held in the Account for purposes of applying the limits in Rule 18f-1 under the 1940 Act would be inconsistent with the intent of Rule 18f-1 and the Fund's election on Form N-18F-1 and could unfairly prejudice shareholders that hold Fund shares through the Account.

         Should any shareholder's redemption exceed the limitation described in the paragraph above, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances, a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.